                                                                    EXHIBIT 99.3



DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER: 01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
 ----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                                                                    Attachment 1

                SUMMARY OF BANK, INVESTMENT & PETTY CASH ACCOUNTS
                           GREAT AQ STEAMBOAT, L.L.C.
                            CASE NO: 01-10960 (JWV)
                           FOR MONTH OF JANUARY, 2003

Summary                                                              Unaudited
Great AQ Steamboat, LLC

                                    Balances
                           ------------------------------       Receipts &       Bank
                              Opening        Closing            Disbursements    Statements         Account
Account                    as of 01/01/03 as of 01/31/03        Included         Included           Reconciled
-------                    -------------- --------------        --------         --------           ----------
American Queen Steamer               0.00           0.00        No -             No -               No -
Hibernia                                                        Account Closed   Account Closed     Account Closed
Account # - 812-395-343

American Queen                       0.00           0.00        No -             Not A Bank         No -
Petty Cash                                                      No Activity      Account            No Activity


                                                                    Attachment 2

                            RECEIPTS & DISBURSEMENTS
                           GREAT AQ STEAMBOAT, L.L.C.
                             CASE NO: 01-10960 (JWV)
                           FOR MONTH OF JANUARY, 2003


Great AQ Steamboat, LLC
Attach 2


             No Receipts Or Disbursements Due To All Accounts Closed

                                                                    Attachment 3

                  CONCENTRATION & INVESTMENT ACCOUNT STATEMENTS
                           GREAT AQ STEAMBOAT, L.L.C.
                            CASE NO: 01-10960 (JWV)
                           FOR MONTH OF JANUARY, 2003


Summary
Great AQ Steamboat, LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 12-FEB-03 15:50:57
INCOMESTATEMENT - ATTACHMENT 4                    Page: 1
Current Period: JAN-03

currency USD
Company=23 (AMERICAN QUEEN)
                                                    PTD-Actual
                                                    31-Jan-03
                                                  ---------------
Revenue
Gross Revenue                                               0.00
Allowances                                                  0.00
                                                  ---------------
Net Revenue                                                 0.00

Operating Expenses
Air                                                         0.00
Hotel                                                       0.00
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                             0.00
Layup/Drydock Expense                                       0.00
Vessel Insurance                                        1,088.00
                                                  ---------------
Total Operating Expenses                                1,088.00
                                                  ---------------
Gross Profit                                           (1,088.00)

SG&A Expenses
Sales & Marketing                                           0.00
Start-Up Costs                                              0.00
                                                  ---------------
Total SG&A Expenses                                         0.00
                                                  ---------------
EBITDA                                                 (1,088.00)

Depreciation                                                0.00
                                                  ---------------
Operating Income                                       (1,088.00)

Other Expense/(Income)
Interest Income                                             0.00
Equity in Earnings for Sub                                  0.00
Reorganization expenses                                     0.00
                                                  ---------------
Total Other Expense/(Income)                                0.00
                                                  ---------------
Net Pretax Income/(Loss)                               (1,088.00)

Income Tax Expense                                          0.00
                                                  ---------------
Net Income/(Loss)                                      (1,088.00)
                                                  ===============

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:58:51
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JAN-03

currency USD
Company=23 (AMERICAN QUEEN)


                                    YTD-Actual         YTD-Actual
                                    31-Jan-03          22-Oct-01
                                   -------------     -------------
ASSETS

Cash and Equivalent                         0.00         27,915.55

Restricted Cash                             0.00              0.00

Accounts Receivable                         0.00        100,111.04

Inventories                                 0.00        436,746.94

Prepaid Expenses                            0.00          1,126.00

Other Current Assets                        0.00        189,129.97
                                   -------------     -------------
Total Current Assets                        0.00        755,029.50


Fixed Assets                                0.00     76,449,630.83

Accumulated Depreciation                    0.00    (23,703,366.77)
                                   -------------     -------------
Net Fixed Assets                            0.00     52,746,264.06


Net Goodwill                                0.00              0.00

Intercompany Due To/From           33,290,607.56     11,900,053.46

Net Deferred Financing Fees                 0.00        561,110.86

Net Investment in Subsidiaries              0.00              0.00
                                   -------------     -------------
Total Other Assets                 33,290,607.56     12,461,164.32
                                   -------------     -------------
Total Assets                       33,290,607.56     65,962,457.88
                                   =============     =============

AMCV US SET OF BOOKS                                  Date: 12-FEB-03 15:58:51
BALANCE SHEET - ATTACHMENT 5                          Page: 2
Current Period: JAN-03

currency USD
Company=23 (AMERICAN QUEEN)


                                        YTD-Actual         YTD-Actual
                                        31-Jan-03          22-Oct-01
                                      -------------      -------------
LIABILITIES

Accounts Payable                               0.00           5,469.58

Accrued Liabilities                            0.00         754,127.79

Deposits                                       0.00              25.00
                                      -------------      -------------
Total Current Liabilities                      0.00         759,622.37


Long Term Debt                                 0.00               0.00

Other Long Term Liabilities                    0.00               0.00
                                      -------------      -------------
Total Liabilities                              0.00         759,622.37


Liabilities Subject to Compromise      2,128,870.73      48,583,115.71


OWNER'S EQUITY

Common Stock                               1,000.00           1,000.00

Add'l Paid In Capital                  4,060,000.00       4,060,000.00

Current Net Income (Loss)                 (1,088.00)       (493,470.71)

Retained Earnings                     27,101,824.83      13,052,190.51
                                      -------------      -------------
Total Owner's Equity                  31,161,736.83      16,619,719.80
                                      -------------      -------------
Total Liabilities & Equity            33,290,607.56      65,962,457.88
                                      =============      =============

                                                                  01-10960 (JWV)
Great AQ Steamboat, LLC

                                  ATTACHMENT 6
                    SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                      FOR THE MONTH ENDED JANUARY 31, 2003



                                                          BEGINNING                                               ENDING
AFFILIATE NAME                            CASE NUMBER     BALANCE                   DEBITS        CREDITS         BALANCE
--------------                            -----------     -------                   ------        -------         -------
American Classic Voyages Co.               01-10954     22,406,500.51                 --                --     22,406,500.51
AMCV Cruise Operations, Inc.               01-10967    (22,866,931.85)                --                --    (22,866,931.85)
The Delta Queen Steamboat Co.              01-10970     38,683,644.53                 --          1,088.00     38,682,556.53
DQSB II, Inc.                              01-10974           (919.60)                --                --           (919.60)
Great Pacific NW Cruise Line, L.L.C        01-10977          5,552.79                 --                --          5,552.79
Great River Cruise Line, L.L.C             01-10963       (168,013.44)                --                --       (168,013.44)
Great Ocean Cruise Line, L.L.C             01-10959        (14,507.47)                --                --        (14,507.47)
Cruise America Travel, Incorporated        01-10966     (3,165,198.27)                --                --     (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C         01-10964        144,264.37                 --                --        144,264.37
Cape Cod Light, L.L.C                      01-10962       (500,000.00)                --                --       (500,000.00)
Cape May Light, L.L.C                      01-10961     (1,640,241.44)                --                --     (1,640,241.44)
Project America, Inc.                      N/A             (15,864.24)                --                --        (15,864.24)
Oceanic Ship Co.                           N/A              (7,408.30)                --                --         (7,408.30)
Project America Ship I, Inc.               N/A             459,787.19                 --                --        459,787.19
Great Hawaiian Properties Corporation      01-10971        (22,591.38)                --                --        (22,591.38)
American Hawaii Properties Corporation     01-10976         (1,496.24)                --                --         (1,496.24)
Great Independence Ship Co.                01-10969         (4,881.60)                --                --         (4,881.60)
                                                        -------------               ----          --------     -------------
                                                        33,291,695.56               0.00          1,088.00     33,290,607.56
                                                        =============               ====          ========     =============


                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JWV)




                            Accounts Receivable Aging
                             As of January 31, 2003







                                  Attachment 7


                                 Not Applicable

                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER: 01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.